UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2007

NAVTEQ CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-21323	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 Merchandise Mart, Suite 900
Chicago, Illinois 60654
(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 7, 2007, NAVTEQ Corporation (“NAVTEQ”) filed a Form 8-K to report that on March 6, 2007 it had completed its acquisition of Traffic.com, Inc., a Delaware corporation (“Traffic.com”), pursuant to a previously-announced Agreement and Plan of Merger dated as of November 5, 2006 by and among NAVTEQ, Traffic.com, NAVTEQ Holdings B.V., a corporation organized under the laws of The Netherlands, and NAVTEQ Holdings Delaware, Inc., a Delaware corporation (“Merger Subsidiary”), under which Traffic.com was merged with and into Merger Subsidiary.  This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information relating to the acquisition of Traffic.com as required by Item 9.01 of Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required financial statements required to be filed under this Item were previously included in NAVTEQ’s Registration Statement on Form S-4 (No. 333-139536), as amended, initially filed with the Securities and Exchange Commission on December 21, 2006, which was declared effective by the Securities and Exchange Commission on February 1, 2007.  These financial statements are incorporated herein by reference.

(b) Pro Forma Financial Information.

The required financial statements required to be filed under this Item were previously included in NAVTEQ’s Registration Statement on Form S-4 (No. 333-139536), initially filed with the Securities and Exchange Commission on December 21, 2006, which was declared effective by the Securities and Exchange Commission on February 1, 2007.  These financial statements are incorporated herein by reference.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1

Traffic.com, Inc. Consolidated Financial Statements for the Years Ended December 31, 2005 and 2004 (incorporated by reference to NAVTEQ’s Registration Statement on Form S-4 (No. 333-139536), as amended, initially filed with the Securities and Exchange Commission on December 21, 2006).

99.2

Traffic.com, Inc. Unaudited Consolidated Financial Statements for the Quarterly Period Ended September 30, 2006 (incorporated by reference to NAVTEQ’s Registration Statement on Form S-4 (No. 333-139536), as amended, initially filed with the Securities and Exchange Commission on December 21, 2006).

99.3

Unaudited Pro Forma Condensed Combined Financial Statements (incorporated by reference to NAVTEQ’s Registration Statement on Form S-4 (No. 333-139536), as amended, initially filed with the Securities and Exchange Commission on December 21, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: May 11, 2007	By:	/s/ David B. Mullen
David B. Mullen
Executive Vice President and
Chief Financial Officer

Index of Exhibits

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1

Traffic.com, Inc. Consolidated Financial Statements for the Years Ended December 31, 2005 and 2004 (incorporated by reference to NAVTEQ’s Registration Statement on Form S-4 (No. 333-139536), as amended, initially filed with the Securities and Exchange Commission on December 21, 2006).

99.2

Traffic.com, Inc. Unaudited Consolidated Financial Statements for the Quarterly Period Ended September 30, 2006 (incorporated by reference to NAVTEQ’s Registration Statement on Form S-4 (No. 333-139536), as amended, initially filed with the Securities and Exchange Commission on December 21, 2006).

99.3

Unaudited Pro Forma Condensed Combined Financial Statements (incorporated by reference to NAVTEQ’s Registration Statement on Form S-4 (No. 333-139536), as amended, initially filed with the Securities and Exchange Commission on December 21, 2006).